THOMSON REUTERS FINAL TRANSCRIPT Q3 2019 VOXX International Corp Earnings Call EVENT DATE/TIME: JANUARY 10, 2019 / 3:00PM GMT

CORPORATE PARTICIPANTS
Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Patrick M. Lavelle VOXX International Corporation - President, CEO & Director

CONFERENCE CALL PARTICIPANTS
Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Glenn Wiener -
Unidentified Participant -

PRESENTATION
Operator
Good day, ladies and gentlemen, and welcome to the VOXX International Fiscal 2019 Third Quarter Results Conference Call. (Operator Instructions) As a reminder, this conference call is being recorded.

I would now like to introduce your host for today's conference, Glenn Wiener of Investor Relations. Sir, you may begin.

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Glenn Wiener -
Thank you, Ashley, and good morning, everyone. Let me start by wishing you all a healthy and happy new year. Welcome to our fiscal 2019 third quarter results conference call, and as you know, the call today is being webcast live on our website, www.voxxintl.com. And there's a replay available for those who are unable to make today's call.

Speaking from management this morning will be Pat Lavelle, President and Chief Executive Officer; and Michael Stoehr, Senior Vice President and our Chief Financial Officer. Following their remarks, we'll have the Q&A session for those investors wishing to ask any questions. John Shalam, Chairman of the board, is also with us this morning and he will be available during the Q&A portion of the call as well.

Before I turn the call to Pat, I'd like to remind everyone that except for historical information contained herein, statements made on today's call and webcast that would constitute forward-looking statements are based on currently available information. The company assumes no responsibility to update any such forward-looking statements. And risk factors associated with our business are detailed in our Form 10-Q for the period ended November 30, 2018 -- excuse me, in our Form 10-K for the period ended February 28, 2018.

At this time, I'd like to turn the call over to our President and CEO, Pat Lavelle, to share some of the exciting news and progress that we've had at VOXX International. Pat?

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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Thank you, Glenn, and good morning, everyone. We're here at the 2019 Consumer Electronics Show and similar to past years. There has been an excellent reception to many of our new products, and we've had very productive meetings with our retail and automotive customers.

We are also celebrating the 100th anniversary of the RCA brand, which has stood through the best in value in consumer electronic products with a tremendous focus on innovation and technology.

As you know from our last call, we were in the process of extensive changes to improve our business and streamline operations. And between now and our year-end report, expect to have news that further outlines our realignment and plans for the future. We fully expect to generate more consistent profitability in the years ahead.

I'll begin today with a recap of our Q3 results, then cover some of our more important product launches, partnerships, after which, Mike will provide additional details regarding our 9-month results and balance sheet.

Q3 net sales were down $27 million with the vast majority in our Consumer Accessory segment, which was down $24 million. Driven by the exit of some of our older legacy product categories and high initial load-ins of our wearable products that were not expected to repeat. Yet, Premium Audio net sales were down $7.7 million, mostly in line with our projections, as last year we made the decision to limit certain online distribution to protect margins and our retail customers.

A strategy which is working as gross margins are up and the segment is more profitable.

Another positive is our Automotive segment sales were up $4.4 million, driven by strength in our OEM business. Gross margins were up in all segments coming in at 30%, up 350 basis points.

Within this, Automotive segment margins improved by 200 basis points, Premium Audio segment margins improved by 330 basis points and Consumer Accessory segment margins improved by 360 basis points.

We also continue to take steps in lower cost and report total operating expenses of $33.2 million, which represented a 20 -- $2.7 million reduction and a 7.4% improvement over Q3 of last year.

Operating income of $5.7 million was up $100,000 compared to last year and this was with a net sales decline of close to $27 million.

As we complete our SKU rationalization program, consolidate and restructure our Consumer Accessory groups and integrate our international Premium Audio groups under Klipsch, we expect our business to be more profitable. Especially, when you add some of the programs that are underway with EyeLock and those that are on the horizon.

Let's move into the segments now. First, Automotive. Over the past several quarters, I talked about our next-generation Rear-Seat Entertainment System, EVO and OEM programs with GM, Ford, Nissan and Mazda. These programs along with our OEM remote start program with other OEMs and gains from Subaru continue to drive our performance.

Total OEM sales in Q3 were up close to 37%. I did note on our Q2 call that the OEM momentum would continue into the third quarter and likely slow a bit in Q4. And that remains the case. But for the year, OEM is anticipated to be strong.

Additionally, we are prepping for a second quarter launch of EVO on the new Lincoln Aviator, which should further support our OEM rear-seat business with several other OEM partnerships in discussion.

Our aftermarket sales declined by $2.2 million or 9.5%, but sales declines in this segment should be lessening in future periods.

We believe the host of new products introduced at CES, seatback and power systems, new remote start systems under Code Alarm, pursuit and prestige, new products for the ADAS category and new telematics combined with the fact that satellite radio sales have leveled off, and although no longer a growth category should hold steady in fiscal 2020.

Additionally, Q3 pretax income for Automotive was $5.6 million, up $2.1 million and year-to-date through the first 9 months, was $11.1 million, up $2.2 million over fiscal 2018 9-month period.

Two other significant developments in automotive. The first is our recent Q1 status at Ford, which is a big achievement and recognition by Ford of our excellence in quality, performance, processes. And secondly, the November announcement are being named as a finalist for the 2019 Automotive News PACE Awards for our game-changing eFob mobilephone vehicle access system.

Within Premium Audio, while Q3 and year-to-date segment sales were down 13.5% and 9.9%, respectively, they were in line with our budget with gross margins continuing to trend upward. We have lowered expenses in this segment, and when comparing Q3 performance, pretax income was up $200,000.

The real story is our year-to-date performance, as pretax income in fiscal 2019 was $9.6 million whereas last fiscal year, it was $1.5 million, an increase of $8 million. We continue to focus on lowering expenses through better efficiencies and by realigning our international operations, by combining Magnat and Heco under the Klipsch Group umbrella. As a result, we expect to have some onetime severance and restructuring charges in our fourth quarter, when comparing the fiscal third quarter's Premium Audio, operating expenses improved by $1.3 million and year-to-date have improved by $4.8 million or 14.6%.

The end result with continued efficiencies and the impact of our realignment should be a more profitable segment, one which we believe will also grow over time. We continue to have success with our reference, Reference Premiere and Heritage product lines, and expect to expand our custom installation alliances beyond our current programs with Margaritaville and Hard Rock Hotels. This quarter, we secured a new partnership with Klipsch, where they are now the official speaker supplier for First Watch Restaurants. We are also in discussions with a number of other large global organizations and success with just 1 or 2 of them should help drive performance and heighten visibility of the Klipsch brand.

At CES, we unveiled many of Klipsch and the AMOS' 2019 product introductions ranging from wireless in your headphones, wireless portable and tabletop speakers, upgraded sound for television with new soundbars, powered speakers and multichannel speakers with visor technology.

We will also be launching exclusive soundbar and subwoofer program for direct import with Amazon, which will begin in March. And you can visit the Klipsch website for the press kit and for additional product information.

As for Consumer Accessories, here is where the heavy lifting comes into play. Last quarter, we announced an aggressive SKU rationalization program, which is in place now and will remove several of our legacy products from our lineup through the duration of this fiscal year and into next.

On our year-end call, we will provide more details around the exited product lines, the impact of our fiscal 2019 results and fiscal 2020 expectations.

We are focusing on products where we have strong distribution, opportunities for expansion and margin structure, which meet our bottom line criteria.

Last quarter, we began the official restructuring of our 2 German Accessory groups into 1 company, operating out of the Schwaiger facility in Germany.

The move was completed in the third quarter and the remaining IT work will be completed by the end of our fiscal year. We also announced our intent to sell our German Accessory business and several companies have expressed interest. The combined operation has good market penetration, there's approximately EUR 30 million and is profitable. As things progress, we will determine whether we proceed with the sale or maintain the restructured operation.

I'm confident that with a clear focus on more profitable category, growth from our wearable program and new revenue and income strings from EyeLock, we will make this a profitable segment.

As with all product lines, please see our website for the CES releases, as I will only highlight a few of the announcements, and I will also provide updates on key programs. The wearable program was down Q3 more than $10 million, which was attributed to the initial load-in in sales for our Striiv wearable device last year.

As we announced last quarter, VOXX is handling the distribution and logistics for the motion program that includes wearable devices from Apple, Samsung, Garmin, Striiv, and I'm pleased to announce the addition of Fitbit as well.

In addition to this program, we added Apple smartwatches for Zimmer Biomet wearable program, which will contribute to our fiscal 2020 results. And this week at CES, we announced new partnership with Reemo Health to distribute the Reemo Smartwatch. We are expanding our reach in this growing category and companies are seeking VOXX because of our extensive logistics, distribution and product capabilities.

We generated $330,000 in Q3 revenue at 93% gross profit for EyeLock products, but revenue is more a timing issue. POs we have in place were pushed out a bit as ViaTouch ramps up production for its artificial intelligent vending machines.

This partnership should lead to higher sales over the coming quarters and projections in fiscal 2020 look promising. EyeLock is actively working with a few of the top companies in the health care space, and we expect to announce new programs over the next 2 quarters, if not sooner.

In Q3, we sold our high throughput H-Fox systems to a government agency and are working on other opportunities. And in Q4, we completed the development of our EXT authentication system and we'll be delivering EXTs to all of our security customers for evaluation and to 1 major U.S. airport for testing.

And as we announced at CES, EyeLock worked in collaboration with 360Fly to develop and launch a new smart rearview mirror for the law enforcement and public safety markets. EyeLock is also working with our automotive group to integrate biometric authentication with our eFob phone system to access and securely start your vehicle. Which brings me to 360Fly. For those that have been following us, we along with others have been financing 360's operation because of their potential -- the potential their technology holds. 360 has pivoted moving away from retail and is now expanding into public safety, private security and law enforcement with new surveillance solutions.

At CES, they debut a 360-degree 4K school bus camera, which comes equipped with a suite of artificial intelligent analytics, smart event record triggers and video data management. Another development is 360 has developed groundbreaking threat-detection technology for Brinks, a leading private security firm designed to provide a safer environment for their drivers and messengers. Based on proprietary algorithms, the messenger is alerted if someone is approaching in an aggressive way, so the messenger has time to react. Just a few other points with respect to accessory product announcement. Singsation, we'll be launching 4 new all-in-one karaoke offerings, all of which incorporate a new voice-controlled app to quickly access karaoke content via YouTube.

These products will be available in the Fall and available at Target, thus by, Amazon and over 3,000 storefronts nationwide. For reference, 3Q sales were up over $3 million over last year.

Project Nursery will be expanding its successful line of nursery soothers and will bring to market a new soothing projected with nightlight and timer, available in the spring at Walmart, Amazon and projectnursery.com. Remember, in the second quarter, we added Best Buy to our lineup and introduced a Wi-Fi monitor capable with Google Home and Amazon, Alexa. In Q3, our sales in this category were up 46%.

And RCA, our industry-leading over-the-air HDTV antenna brand, will introduce 5 new antenna models each with distinct technology features and all launching in the Spring of 2019. This category was down in Q3, as we had a large initial load-in in the third quarter last year, which compromised the bulk of the year-over-year decline. However, new products coming to market, along with the strong distribution we have, should help us maintain, if not grow our #1 market position.

Before I turn the call over to Mike, let me summarize our go-forward strategy and what we are working on to unlock shareholder value.

Automotive is growing and profitability is improving. Of course, we are watching the U.S. and global auto markets closely and ready to react aggressively if needed. Premium Audio is more profitable with strong margins, and we expect will return to growth with more normalized comparisons and opportunities both at retail and in the custom installation channel.

Consumer Accessories will be undergoing a major restructuring design to streamline operations and make this segment profitable. Our focus will be on technology where we see the highest growth potential. We expect EyeLock to begin to generate more revenue, and with some of these new programs coming online, coupled with expense reductions, it is our goal to make EyeLock a profitable entity within the next 12 to 18 months.

We are considering changes to our reporting structure to simplify the VOXX story, and we continue to explore potential divestitures and acquisitions that can maximize synergies, improve efficiencies and lower expenses.

And as always, our board is actively evaluating the use of our strong balance sheet and cash position to improve shareholder value.

At this time, I will turn the call over to Mike Stoehr and he will go through some of the 9-month numbers. Mike?

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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Thanks, Pat. Good morning, everyone. As Pat covered our Q3 comaparison, I'll make just a few comments with respect to our 9 months year-to-date results and then focus on sequential improvements in our balance sheet.

Net sales were down 11.8% on a consolidated basis, with Automotive up 13%, Premium Audio down 9.9% and Consumer Accessories down 33.6%. The reasons Pat gave for our quarterly comparisons remained true for the 9-month period. Gross margins were up 280 basis points coming in at 28.8%. Premium Audio segment gross margins were up 460 basis points, Consumer Accessories segment was up 250 basis points and the Automotive segment gross margins were down 30 basis points.

Total expenses year-to-date declined by $5.7 million, an improvement of 5%. However, note that in the second quarter of fiscal 2019, we had intangible asset impairment charges of $9.8 million. Excluding these noncash charges, total operating expenses for the 9-month comparisons declined by $15.6 million or 13.6%. The biggest impact was G&A expense down $9.5 million or 16%, but selling expense and engineering and technical support expenses declined as well.

There are a number of actions underway to lower our expenses further in fiscal 2020. So in fiscal 2019 fourth quarter, we have onetime restructuring charges, which Pat discussed earlier. With respect to other income and expenses, there wasn't a lot of noise in our Q3 results, but for the 9-month comparisons, there were a number of onetime events.

We had a $3.5 million noncash impairment on Waynesville properties in fiscal 2019 and a $6.6 million expense associated with FX related to our sale of Hirschmann in last year's fiscal 9-month period, which was partially offset by a $1.4 million investment gain related to our sale of RxNetworks.

Total other expenses net were $500,000 compared to $5.5 million for fiscal 2019 and fiscal 2018 9-month periods. We reported an operating loss of $10.8 million versus an operating loss of $14.1 million, an improvement of $3.3 million. Remember that in addition to the other expenses recorded, we also had a large gain from our sale in Hirschmann in August of 2017, which skewed net income and net income attributable to VOXX.

On a pretax income basis, our Automotive segment reported pretax income of $11.1 million, up $2.2 million. Our Premium Audio segment, as Pat mentioned earlier, reported pretax income of $9.6 million, up $8 million. And our Consumer Accessories segment reported a pretax loss of $28.8 million, an $11.4 million increase from fiscal 2019 to fiscal 2018, which is what is driving many of the actions underway.

Our adjusted EBITDA, which taking into account the noncash charges and respective gains, all onetime factors came in at $17.4 million, which represents a $7.8 million year-over-year improvement.

Regarding taxes. For the 3 months ended November 30, 2018, the company recorded an income tax benefit of $4.1 million on pretax earnings of $6.5 million. A negative effect of tax rate of 62.8%.

For the 9 months ended November 30, 2018, the company recorded an income tax provision of $3.1 million on pretax loss of $11.3 million, a negative effect of tax rate of 27.8%.

If the annual pretax income is achieved for the remainder of the fiscal year, the company anticipates recognizing an additional tax benefit for the fourth quarter of fiscal 2019.

Pursuant to accounting literature, the company is required to utilize a negative effective tax rate based on our annual pretax income forecast, which includes profitable jurisdictions anticipating an income tax provision and lost jurisdiction from which a limited tax benefit can be recognized. The mix of jurisdictions produces a negative effective tax rate, which results in an income tax benefit when applied to pretax earnings for the 3 months ended November 30, 2018 and income tax expense when applied to pretax loss for the 9 months ended November 30, 2018.

The income tax provision for the 9 months ended November 30, 2018, is not representative of our cash tax liability, which is expected to be approximately $1.6 million for the fiscal 2019.

Now for our balance sheet, which has improved sequentially over the second quarter. As of November 30, we had $48.7 million of cash and cash equivalents, this was down $3 million compared to February 28, 2018, our year-end, but up $4.5 million since the end of the second quarter on August 31.

Our total debt position of $18.2 million increased by approximately $600,000 compared to year-end, with minor adjustments in our euro asset-based lending obligation and mortgages accounting for the difference.

Total long-term debt, net of debt issuance cost of $5.8 million, marked its $2.7 million improvement when comparing November 30 to February 28. We have no debt outstanding on our domestic credit facility and the only debt we hold today is for mortgages outstanding on properties in the U.S. and Germany and the euro asset-based loans to support our German operations.

Our balance sheet remains strong and we anticipate further improvements in the coming year.

Operator, we are now ready to open up the call for questions.

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JANUARY 10, 2019 / 3:00PM GMT, Q3 2019 VOXX International Corp Earnings Call

QUESTIONS AND ANSWERS
Operator
(Operator Instructions)
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Ashley, I'm showing multiple questions, I'm not sure why you are not on your screen. We have 4 right now in the queue.
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Operator
Okay, just give me 1 moment.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
First question is from Tom Kahn of Kahn Brothers.
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Operator
And our first question comes from the line of Thomas Kahn with Kahn Brothers.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Am I open, am I live?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Yes.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
You're good, Tom.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Okay. I'm glad that you people are hiring a consultant to review your businesses, am I correct in that?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, we have worked with them recently.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Okay. Because I had recommended a number of years ago that you hire a qualified consultant to review all of your businesses and make recommendations. So I'm very pleased that you are working with a consultant to review all of your businesses. So I'm glad you're doing that. Would you share what the consultant tells you after you've gotten the report?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
I think what you'll see is when we announced our plan for the fourth quarter, you'll see the result of our discussions with any of the consultants that we spoke with.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Okay. That's good. I hope that you would consider sharing a synopsis of what the consultant recommends and that the consultant also consider aside from tweaking the businesses, selling them, reducing costs, consider the possibility of share repurchase program to enhance shareholder value. I don't know whether the consultant is the right type of consultant to consider that. But I would certainly think, if they are, that should be an agenda item for them.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
As we -- Tom, as we discussed on our last call and as I've been stating, the Ford is looking at every option that we have available. Now based on the balance that we have and our debt position, we will look at every option to help and improve total shareholder value.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
Well, that's good. I'm glad to hear that. And I do hope that one of the things that you would not consider is an acquisition because if we look at the -- Pat, if we look at the acquisitions over, let's say, the past half-dozen years and what's happened to the share price, we found that it really has not helped us, but probably a share repurchase program to shrink the outstanding shares would. So I think we need independent eyes, a consultant, to say should we do more acquisitions the way we've done in the past? Or should we consider shrinking the number of shares to enhance shareholder value, because the reality is the shares have not done well during this bull market?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes. Well, we're making investments in new technologies that, obviously, have drained the profitability of the (inaudible). And as I said, we are looking at every option to improve our business, improve our EBITDA, improve shareholder value. So let us go through the plan. I think what you will see from our fourth quarter announcements is something that would be good for the company and good for the shareholders.
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Thomas Graham Kahn Kahn Brothers Advisors LLC - Chairman, President, Treasurer, Chief Compliance Officer & Director
And please be tough with the consultants, because we really need to have a surgery of some radical type because I remember at one of the shareholder meetings that I did not attend, out in Long Island, some of the management said that the stock is worth $20 or $30 a share. I wasn't there at the meeting, but I believe that the question is how do we get from here to there.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
That's what we're working on, Tom.
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Operator
And our next question comes from the line of Brad Leonard with BML Capital Management.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
On the EyeLock, you guys have a -- to remind me where this sits on the balance sheet, you've loaned $42 million to EyeLock, but it's a consolidated entity. So on the consolidated balance sheet, where does that sit, the $42 million?────────────────────────────────────────────────────────────────
Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director

It's intercompany, right?
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Because in the footnote it says, it's in a short term or the current loan.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Mike, you want to take that?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
The EyeLock is consolidated into the financial statements. And that the intercompany loan -- it's considered an intercompany loan so it eliminates, what you see on the financials, if you look at -- if you see the investment accounts, it would be in there.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. So in the footnote, it shows as the full $42 million is in current portion of debt, but that obviously gets consolidated out, so there's only $10 million on the balance sheet. So as an asset, where is it in? It's in investment?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & DirectorIt would be -- the original investment that we made which show up in investments, our portion. As we -- the reason you see the footnote is, it's a VIE, and that's why we separated out to let you look at it.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and FounderSo it's not in current assets?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
No.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
The investment, it's the equity investment?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Yes.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
The $22 million?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Well, no. The $22 million is the investment that we have in ASA, it would be in -- let me just look at that for you. The standard long-term assets, intangibles -- probably it's sitting up in the intangibles.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay, so it's part of that and the intangibles.
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Yes.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. All right, just wanted to clarify that. And then it looks like the 360Fly, which I asked you guys about last quarter that you've loaned them $15 million and that is sitting in prepaid and another current assets?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
That's correct.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. So in the Q, you mentioned that this company is looking like they're going to be filing Chapter 11?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes.
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Pat, if you -- on a business basis, I think what Pat will take you through, as he mentioned in his remarks, where this is a legacy -- there is legacy issues of the old company, when the company pivoted from a consumer electronics company and has now moved into new technology, which we are involved as a senior creditor with 2 -- with 3 other lenders, 1 it was also a customer of the company. And in order to clean this up, we may take this through a pretax Chapter 11 and bring it back out again.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
So right now what we're looking at -- well, right now what we're looking at, we are having ongoing negotiations with the secured lenders of 360 with respect to potential filing by 360 of a voluntary petition, and we have spoken with a number of their customers who are desirous of continuing with the product or introducing the product that they have worked on with 360 that has been recently approved.So the secured lenders along with the customers, some of the customers may make an additional investment or make an investment in 360, so we are studying all the options that are available to us. And if the negotiations are fruitful, we should -- we would provide a bid financing to take them through a reorganization and come out on the other side with a clean company with proper financing and with business that should bring them to profitability. That is the game plan.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. And how much would you potentially own of the company?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Coming out of the bankruptcy, it would be close to 80%, if that was the case. But obviously, we -- if we have other interested parties that would be investing then we would make arrangements for them to come in as an investor.
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Which would be taking over shares back.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, we'll be selling our shares back to them. But the intent would be -- if we can negotiate all the different issues that need to be done, would be to have control over the company so we could manage it and develop the product further for the customers who, in many cases, would be investors as well.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. And currently we have no equity in this, right?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
That is correct.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
No. No, we are a lender only.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder

Lender only. So is there any chance that you just get your $15 million back and move on down the road or no?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Well, obviously, if the secured lenders' credit bid for the company and they get topped, then there will be a question as to whether or not we raise that. And if we're not successful in getting the company then there is a very good chance that all of the senior secured lenders get paid off.
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Braden Michael Leonard BML Capital Management, LLC - Managing Member and Founder
Okay. But your first choice would be to take control of the company?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, we think the technology that they've worked on, the customers that they are working with are large customers, and we think that the technology is something that, if they had a little bit more runway, they'd be able to bring those products to market and grow their business.
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Operator
And our next question comes from the line of David Williamson, private investor.
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Unidentified Participant -
Adjusted EBITDA, $17.5 million was the adjusted EBITDA for 9 months. If one does the exercise to determine the 9-month adjusted EBITDA without losses at EyeLock, then what was the 9-month adjusted EBITDA?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
All right, Mike, you'll take that...
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director.
Yes, that's okay. If you take a look at it, the adjusted EBITDA without EyeLock would be probably $17 million plus, I think we had -- we're showing $12 million, if I remember rightly is the loss. So it would be $29 million to -- $25 million to $29 million.
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Unidentified Participant -
Okay. It'd be $29 million of adjusted EBITDA for 9 months?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director

That's correct. We tend to look at -- then you have to -- what you'd have to subtract out is the portion that belongs to the other shareholders, which is the other 36% -- the other 46%. So it will be a little bit north -- south of that number. If you give me a second, I could give it to you.All right, we have, as you know, we own 54% of the investment. And here we go, I'm sorry, took me a little bit to get there. Okay, the $12.7 million is the loss here, for the 9 months with them it's $17 million to $12.7 million, take 40% of the $12.7 million, say that's $5 million, it would be sitting at about $24 million, $24 million approximately.
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Unidentified Participant -
Okay. Yes, so since the company owned over 50% of EyeLock, you're required to put 100% of the EyeLock losses on your financials, but then we later have to add back the 46% that you do not own? That's what you just said?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
That's right. When you see the financials up through the pretax line, that's inclusive of the total consolidation. And then after that, you see that on the statement, if you look at that, where it says the quote to the others, it's in the -- right after the after tax line on the financials.
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Unidentified Participant -
Okay. If one does the same exercise without the Consumer Accessories division, what does the 9-month adjusted EBITDA come out to?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
I'm sorry?
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Unidentified Participant -
If we did the same exercise without the entire CA division, what was the 9-month adjusted EBITDA?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Okay.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
At this point, I don't -- we don't really break it out like that.
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Unidentified Participant -
Okay. I have one other question then. For EyeLock, are the top companies in Iris Recognition in the same prerevenue stage as EyeLock?

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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
I would say, yes, it would be -- for the most part, yes. Revenue in a number of the companies are -- it's small at this particular point. But the run rate and basically, what we see there because of the level of security of Iris being so much higher than all the other biometrics, we see companies and for certain applications moving towards that higher level of security.
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Unidentified Participant -
Okay. It's not that the competitors are already profitable and EyeLock is not?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
You're correct.
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Just -- could you ask the question again about you the -- when you were asking about the Consumer Accessories? This is Mike.
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Unidentified Participant -
Yes. The adjusted EBITDA, if we -- if there is no Consumer Accessories division, I was wondering what that was for 9 months?
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Charles Michael Stoehr VOXX International Corporation - Senior VP, CFO & Director
Well, just -- if you remember any Consumer Accessories group is EyeLock. And also, included in the Consumer Accessories group for this 9 months to date is the $9.3 million impairment charge. On page 30 of the 10-Q, it gives you a rough outline of what basically the loss for the 9 months was $28.7 million and the attributable interest and depreciation of that group was approximately $9 million. So inclusive in there you've got $28 million minus $9 million, is $19 million minus $9 million for the impairment, so you'd figure it's about a $10 million difference roughly on the adjustment inclusive of EyeLock.
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Operator
And our next question comes from the line of [Matthew Chan,] private investor.
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Unidentified Participant -
Yes, I'd like to follow up on the impairment, regarding the -- in the Consumer Accessories group of $9.65 million. I guess, that was against the intangible assets, the finite life intangible assets?

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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, that was in the second quarter.
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Unidentified Participant -
Right. But I think this -- was this the first time that was seen or was it also already disclosed in the last 10-Q?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
It was already disclosed and discussed.
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Unidentified Participant -
Okay, okay. So it's not something new, okay, understood then. Well, could you -- is there any -- do you have -- could you give any more color on that then? Is the -- I guess this has to do with your rationalization of the SKUs, is -- I mean...
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, as part of the restructure of the entire accessory group, we're eliminating certain categories that are legacy categories, bringing down sales of certain areas, moving profitability up, bringing down overhead. So as we bring down some sales, some of the intangibles are going to have to be adjusted for that and that's primarily the case.
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Operator
(Operator Instructions)
And we have one more follow-up question from the line of David Williamson, private investor.
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Unidentified Participant -
EyeLock, again. What kind of royalty per device for EyeLock, if it's on a phone or if it's on a door lock or if it's on a cabinet lock in the hospital, for example, or a backing app, how does that work for royalties for EyeLock?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
The royalties for each customer, for each program will be different. Royalties is primarily going to be based on volume. Obviously, it's the -- if you're in a -- a device that has millions and millions of sales than the royalty rate we charge is going to be considered the overall volume. So it's set for individual program that we work with.
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Unidentified Participant -

Okay. It doesn't come out to $0.50 per device or something like that?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
No, it could, if we were talking millions and millions of devices being sold but it depends on each one of the different programs we are working on based on their volume and of course, based on the competitive nature of competing biometrics in that particular product.
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Unidentified Participant -
Okay. And remind me, please, on your fiscal fourth quarter, the seasonality typically is it the -- which one of -- is it your seasonally peak -- I mean, not the peak that was just occurring, but which one is the seasonally the trough, which quarter is that typically?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
I would look at probably the first quarter of a new year is typically the quieter months. We have some programs that are ticking off in the fourth quarter that we had announced previously. So again, depending on the restructuring charges, as we go through the plan, the (inaudible) charges that will be in their will affect the quarter and that's why we're advising everyone that with the restructuring plan, we may see some of that, but I would say the first quarter is probably our lowest.
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Unidentified Participant -
Okay. Management has done a great job growing ASA. That seems to have seen the improvement there over the years and also, management has done a great job in the last, call it 9 months to a year stabilizing the Premium Audio and the Auto division. The last question I had was on the Auto division. How many models or OEM models is the EVO -- how many models is it going to be on basically once it gets in full production or...
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Yes, we are already on a number of different models within GM, Ford, Mazda lineup and also Nissan. At this particular point, I'd have to tell you which ones, but it's numerous, well over 20 different vehicles where we have our Rear Seat Entertainment as an option, then we've got a few more launches scheduled for fiscal 2020 and that should help continue to grow the business. And the one big one being the Lincoln Aviator that we should launch in the second quarter.
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Unidentified Participant -
Okay. What I was indirectly asking was for the top line growth of the entire company, is EVO the main top line grower or is it a different division or a different product?
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director

Well, within the -- within our automotive space, we have a number of new products that we are looking at. Right now, EVO is the main growth driver within the space and I just checked, we have about 40 different vehicles where we have EVO placed already. So depending on some of the new product I mentioned on my call that our new eFob is a finalist for one of the PACE Awards, which is a very, very prestigious award within the trade circles. And that's a product that we plan to introduce sometime in the 2020 fiscal and this is a device that allows your phone to replace your key, so you do not have to carry a key with you. As you get close to the car, close enough for the sensor to detect, it will allow you to enter the car, it will know when you're in the car and we also use our Iris biometric for authentication purposes that allow you then to start the car. So a new product that we've shown here at the show and obviously, I think this is an area of growth that we see for the company in the years ahead.
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Operator
Ladies and gentlemen, this concludes today's Q&A session. I would now like to turn the call back over to management for any closing remarks.
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Patrick M. Lavelle VOXX International Corporation - President, CEO & Director
Well, I want to thank everyone for taking the time to -- and interest in VOXX. We are all heading back over to the show right now, we've got 2 days left of the show, and we're looking forward to the customer response, we're looking forward to the delivery of some of our new products and early as the spring to help drive sales and shareholder value. Thank you, again, and have a great day.
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Operator
Ladies and gentlemen, thank you for participating in today's conference. This does conclude today's program, and you may all disconnect. Everyone, have a wonderful day.
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